C1 Intangible assets	12 Months Ended
Dec. 31, 2019
Disclosure Of Intangible Assets [Abstract]
C1 Intangible assets

C1	Intangible assets

Intangible assets
	2019			2018
			IPR1), brands			IPR1), brands
	Capitalized		and other	Capitalized		and other
	development		intangible	development		intangible
	expenses	Goodwill	assets	expenses	Goodwill	assets
Cost
Opening balance	23,719	43,294	58,101	22,731	40,799	55,932
Acquisitions/capitalization	1,545	—	4	925	—	28
Balances regarding acquired/divested business 2)	(2,099)	(7,093)	(6,049)	—	911	451
Sales/disposals	(4,551)	—	(112)	(1,468)	—	(41)
Reclassiﬁcation 3)	—	—	—	1,505	—	—
Translation differences	67	1,646	968	26	1,584	1,731
Closing balance	18,681	37,847	52,912	23,719	43,294	58,101

Accumulated amortizations
Opening balance	(14,768)	—	(47,277)	(13,677)	—	(44,434)
Amortizations	(1,519)	—	(1,019)	(2,559)	—	(1,387)
Balances regarding divested business 2)	843	—	5,922	—	—	—
Sales/disposals	4,551	—	112	1,468	—	41
Translation differences	(3)	—	(756)	—	—	(1,497)
Closing balance	(10,896)	—	(43,018)	(14,768)	—	(47,277)

Accumulated impairment losses
Opening balance	(4,714)	(13,259)	(7,350)	(4,460)	(12,984)	(7,350)
Balances regarding divested business 2)	1,005	7,292	55	—	—	—
Impairment losses	(36)	—	(19)	(254)	(275)	—
Translation differences	—	(680)	(89)	—	—	—
Closing balance	(3,745)	(6,647)	(7,403)	(4,714)	(13,259)	(7,350)
Net carrying value	4,040	31,200	2,491	4,237	30,035	3,474

1)	Intellectual property rights.
2)	For more information on acquired/divested businesses, see Note E2, “Business combinations.”
3)	Reclassification from inventory.

Note C1, cont’d.

The total goodwill for the Company is SEK 31.2 (30.0) billion and is allocated to the operating segments Networks, with SEK 26.5 (25.7) billion, Digital Services, with SEK 3.3 (3.1) billion and segment Emerging Business and Other, with SEK 1.4 (1.2) billion. Segment Managed Services does not carry goodwill.

Write-down during 2019

In Digital Services and Networks there was an impairment write-down of SEK 0.04 billion related to capitalized development expenses triggered by a change in the GIC program, which is reported on line item Research and development expenses. In segment Emerging Business and Other there was a write-down of SEK 0.02 billion triggered by a change in business strategy, which is reported on line item Selling and administrative expenses.

Write-down during 2018 and 2017

In 2018 in Digital Services there was an impairment write-down of SEK 0.3 billion related to capitalized development expenses triggered by a change in the Business Support System (BSS) strategy, which is reported on line item Research and development expenses. In segment Emerging Business and Other for the Cash Generating Unit, CGU, Edge Gravity there was a goodwill impairment write-down of SEK 0.3 billion triggered by a change in business strategy, which is reported on line item Other operating expenses. There is no remaining goodwill for this CGU.

In 2017 the following write-downs of goodwill was made: segment Digital Services of SEK 6.9 billion and segment Emerging Business and Other SEK 6.1 billion (of which SEK 6.0 billion related to Media Solutions). These amounts were reported on line item Other operating expenses. In addition to goodwill, write-downs of intangibles and capitalized development expenses was made by SEK 4.2 billion. These amounts were reported on line items Research and development expenses SEK 2.6 billion and Selling and administrative expenses SEK 1.6 billion

Goodwill allocation

The goodwill allocation has not changed since last year. Goodwill from acquisitions during the year has been allocated to segment Emerging Business and Other.

Impairment tests

Each operating segment is a CGU, except for segment Emerging Business and Other which consists of four CGUs. The value in use method has been used for goodwill impairment testing for all CGUs, which means that the recoverable amounts for CGUs are established as the present value of expected future cash flows based on five-year business plans approved by management.

Estimation of future cash flows includes assumptions mainly for the following key financial parameters:

–	Sales growth
–	Development of operating income (based on operating margin or cost of goods sold and operating expenses relative to sales)
–	Related development of working capital and capital expenditure requirements.

The assumptions regarding industry-specific market drivers and market growth are based on industry sources as input to the projections, 2020–2024, made within the Company for the development for key industry parameters:

–	By 2024, less than 35 years after the introduction of digital mobile technology, it is predicted that there will be 8.8 billion mobile subscriptions.
–

The number of mobile subscriptions is estimated to grow from around 8.0 billion by the end of 2019 to around 8.8 billion by the end of 2024. Out of all mobile subscriptions, 7.2 billion will be associated with a smartphone.

– The number of 5G subscriptions is forecasted to reach 1.9 billion by the end of 2024

–

By 2024, over 30 billion connected devices are forecasted, of which over 20 billion will be related to Internet of Things, IoT. Connected IoT devices including connected cars, machines, meters, sensors, point-of-sale terminals, consumer electronics and wearables.

–

Mobile data traffic volume is estimated to increase by around three times in the period 2019–2024. The mobile traffic is driven by smartphone users and video traffic. Smartphone traffic will grow by around four times, and mobile video traffic is forecasted to grow by around 30% annually through 2024 to account for approximately 75% of all mobile data traffic.

The assumptions are also based upon information gathered in the Company’s long-term strategy process, including assessments of new technology, the Company’s competitive position and new types of business and customers, driven by the continued integration of telecom and data.

The value-in-use method is based on specific estimates for the first five years, 2020–2024, and with a nominal annual growth rate of 1% (1%) per year thereafter. An after-tax discount rate of 8.1% (8.8%) has been applied for the discounting of projected after-tax cash flows. The same rate has been applied for all CGUs, since there is a high degree of integration between them. In addition, when a reasonably higher discount rate of 11.0% has been applied in the impairment tests headroom is still positive for all CGUs. For the CGU Emodo in Segment Emerging Business and Other the planned uptake in sales and margin in the business plans have not yet been realized. The carrying amount is SEK 0.5 billion.

As a result of the application of IFRS 16 the impairment test has been modified to include also right-of-use assets in the carrying value but not lease liabilities.

The Company’s discounting is based on after-tax future cash flows and after-tax discount rates. This discounting is not materially different from a discounting based on before-tax future cash flows and before-tax discount rates, as required by IFRS. In note A1, “Significant accounting policies,” and note A2, “Critical accounting estimates and judgments,” further disclosures are given regarding goodwill impairment testing. The assumptions for 2018 are disclosed in note C1, “Intangible assets” in the Annual Report of 2018.